UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2026

____________________________________

BROADWIND, INC.

(Exact name of registrant as specified in its charter)

______________________________

Delaware	001-34278	88-0409160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3240 South Central Avenue
Cicero, Illinois 60804
(Address of Principal Executive Offices) (Zip Code)

(708) 780-4800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BWEN	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As reported in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) by Broadwind, Inc.. (the “Company”) on May 6, 2026 (the “Original Form 8-K”), Broadwind Heavy Fabrications, Inc. (the “Seller”), a wholly owned subsidiary of the Company, entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Freeman Enclosure Systems, LLC, (the “Buyer”), a wholly-owned subsidiary of IES Holdings, Inc., pursuant to which the Seller sold the real property and certain assets contained therein which comprise the Seller’s production facility located in Abilene, Texas (the “Facility”, and the sale transaction, the “Transaction”).  As described in the original filing, the Transaction was the result of the Company’s decision in 2026 to make a strategic shift away from wind markets. The Company sold its Manitowoc, Wisconsin production facility on September 8, 2025, as further described in Item 2.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 10, 2025 (“Manitowoc Transaction” and, together with the Transaction, the “Strategic Transactions”). The Manitowoc Transaction resulted in the consolidation of the Company’s wind business in the Facility. In 2026, the Company further evaluated its strategy and determined that it would sell the Facility, resulting in the Company’s exit from the wind market.

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Original Form 8-K to provide the historical and pro forma financial statements giving effect to the Strategic Transactions described in Item 9.01 below. No other modifications to the Original Form 8-K are being made by this Amendment. This Amendment should be read in connection with the Original Form 8-K,which provides a more complete description of the Transaction.

Item 9.01. Financial Statements and Exhibits.

(b)    Pro Forma Financial Information.

The unaudited pro forma condensed financial statements of the Company giving effect to the Strategic Transactions are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and do not purport to represent what the Company’s financial position or results of operations would have been had the disposition occurred on the dates indicated, nor are they necessarily indicative of future financial position or results of operations.

(d)    Exhibits

Exhibit No.	Description
99.1	Unaudited pro forma consolidated financial statements
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND, INC.

By:	/s/ Eric B. Blashford
Eric B. Blashford
President and Chief Executive Officer (Principal Executive Officer)
Date: May 7, 2026